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Ex-10.54

Placement Agent Agreement between Registrant and Pacific West Securities, Inc.

                                  EXHIBIT 10.54

                               TELEGEN CORPORATION
                        6,000,000 SHARES OF COMMON STOCK

                            PLACEMENT AGENT AGREEMENT
                                  JULY 5, 2001

Ms. Lorretta Elderkin, President
Pacific West Securities, Inc.
555 South Renton Village Pl. #700
Renton, WA 98055

Ms. Elderkin:

         Telegen Corporation, a California corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to offer, sell, and issue an aggregate of up to 6,000,000 shares (the "SHARES") of the Company's common stock, no par value ("COMMON STOCK"), at a per share purchase price of $2.50, in an offering for total gross proceeds of up to $15,000,000 (the "OFFERING"), pursuant to a private placement memorandum dated June 25, 2001 (the "MEMORANDUM"). The Company hereby employs Pacific West Securities, Inc. (the "PLACEMENT AGENT") as a non-exclusive agent of the Company in connection with the proposed sale on a "best efforts" basis.

         1. OFFERING OF SECURITIES. The Company proposes to issue and sell the Shares as more fully described and subject to the terms and conditions set forth in the Memorandum and as set forth in this Placement Agent Agreement (this "AGREEMENT"). The Company also proposes to issue the Placement Agent Shares and the Placement Agent Warrant to the Placement Agent as set forth herein.

         2. The Company represents and warrants the following to the Placement Agent:

             2.1 SECURITIES LAW COMPLIANCE. The Memorandum conforms, and any further amendments or supplements to the Memorandum will conform, in all material respects to the requirements of the Securities Act of 1933 Act, as amended (the "1933 ACT"), and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder and, to the best of the Company's knowledge, does not and will not, as of the applicable date as to the Memorandum and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall

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not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein.

             2.2 VALIDITY OF SHARES. The Shares to be issued and sold by the Company in the Offering hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the "Description of Capital Stock" contained in the Memorandum.

         3. The Placement Agent represents, warrants, and covenants the following to the Company:

             3.1  COMPLIANCE WITH LAWS.

                  A. DULY REGISTERED. The Placement Agent is (and at all times during the term of this Agreement and the Offering shall be) (i) duly registered as a broker and a dealer pursuant to the applicable provisions of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder; (ii) a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and
(iii) duly registered, licensed, and in good standing as a broker and a dealer under the laws of each jurisdiction as the Placement Agent is required to be registered, licensed, and/or in good standing in order to solicit or participate in the Offering contemplated by this Agreement and the Memorandum and otherwise perform its obligations hereunder. Each person employed, engaged, or appointed by the Placement Agent to offer or sell any of the Shares or otherwise solicit or participate in the Offering (an "AFFILIATE") is (and at all times during the term of this Agreement and the Offering shall be) (i) duly registered pursuant to the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder; (ii) a member in good standing of the NASD; and (iii) duly registered, licensed, and in good standing under the laws of each jurisdiction in which such person will offer or sell the Shares or otherwise solicit or participate in the Offering, or as otherwise may be required.

                  B. COMPLIANCE WITH LAWS. The Placement Agent's and/or its Affiliate's solicitation or participation in the Offering and the performance of its obligations hereunder (i) does not and will not contravene or conflict with, or result in a violation of, or give any governmental agency or body or any other person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, rule, statute, or treaty (collectively, "LEGAL REQUIREMENT"); (ii) does not and will not require the Placement Agent or its Affiliates to be registered, licensed, or otherwise qualified in any capacity or associated with or a member of any agency or body or any other person other than that which Placement Agent or Affiliate is currently or then registered, licensed or otherwise qualified or with which it is associated or of which it is a member; and (iii) does not and will not make any exemption from the registration requirements of the 1933 Act, or any state or foreign law, regulation or rule applicable to the registration of

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securities, in each case as amended and in effect from time to time during the term of this Agreement, unavailable to the Company or cause the Company not to be eligible to avail itself thereof for any reason whatsoever, or give any purchaser of the Company's securities any right of rescission or similar right of cancellation and refund.

             3.2 NO OFFERS PRIOR TO MEMORANDUM. The Placement Agent and its Affiliates have not made, and will not make, any offers for sale of the Shares prior to the date of the Memorandum.

             3.3 NO GENERAL SOLICITATION OR ADVERTISING. The Placement Agent and its Affiliates have not and will not offer or sell the Shares by means of general solicitation or general advertising.

         4. EMPLOYMENT OF PLACEMENT AGENT. Subject to the terms and conditions herein set forth, the parties agree as follows:

             4.1 EMPLOYMENT. The Company hereby employs the Placement Agent as its non-exclusive agent to sell for its account the Shares on a "best efforts" basis. The Placement Agent agrees to use its best efforts as agent to sell the Shares subject to the terms, provisions and conditions set forth in this Agreement and in the Memorandum, for a period beginning on the day on which the Company delivers copies of the Memorandum to the Placement Agent pursuant to Section 5 below and ending 180 days thereafter, which may be extended up to an additional 90 days by the Placement Agent, subject to the written agreement of the Company (the "TERMINATION Date"). It is acknowledged and agreed that there is no firm commitment on the part of the Placement Agent to purchase any of the Shares.

             4.2 OFFEREES. Upon the execution of this Agreement, the Placement Agent proposes to offer the Shares for sale only to "ACCREDITED INVESTORS" as defined in Rule 501(a) of Regulation D of the 1933 Act ("REG D"), and, upon the mutual consent of the Placement Agent and the Company, up to 35 non-Accredited Investors who would otherwise qualify as purchasers under Rule 506(b)(2)(ii) of Reg D ("QUALIFIED INVESTORS") pursuant to exemptions from registration provided by Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated by the Commission thereunder and pursuant to exemptions from registration and qualification provided by various state securities laws and Section 18(b)(4)(D) of the 1933 Act (the "OFFEREES").

                  4.3 NO ESCROW. The Offering will not utilize an escrow, and all funds received from those Offerees who choose to subscribe for the purchase of Shares (the "SUBSCRIBERS") shall be available to the Company immediately upon receipt, net of the Placement Agent commissions set forth herein.

                  4.4 PLACEMENT AGENT COMMISSION. The Placement Agent shall be entitled to receive as compensation each of the following:

                       A. a commission equal to ten percent (10%) of the gross proceeds from the sale of the Shares in the Offering by the Placement Agent, payable at the option of the

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Placement Agent either (A) in cash, which cash commission shall be payable by the Company to the Placement Agent within fifteen (15) days after each Closing Date (as defined in Section 4.6); or (B) in shares of Common Stock, at a price per share equal to the Offering's per share purchase price, which shares shall be issued by the Company to the Placement Agent within fifteen
(15) days after the Closing of the Offering (as defined in Section 4.6);

                       B. a commission equal to three percent (3%) of the aggregate number of Shares sold in the Offering by the Placement Agent, payable in shares of Common Stock, which shares shall be issued by the Company to the Placement Agent within fifteen (15) days after the Closing of the Offering (THE "PLACEMENT AGENT SHARES"); and

                       C. a warrant for the purchase of up to that number of shares of Common Stock equal to ten percent (10%) of the aggregate number of Shares sold in the Offering by the Placement Agent, which warrant shall be granted by the Company to the Placement Agent at an exercise price equal to the Offering's per share purchase price, with a term of three years, and shall be granted within fifteen (15) days after the Closing of the Offering (the "PLACEMENT AGENT WARRANT").

                  4.5 SELLING GROUP. The Placement Agent may, in its sole discretion, form a selling group and offer Shares for sale through certain other licensed broker-dealers who are members of the NASD upon (i) the receipt of the Company's written consent, which shall not be unreasonably withheld, and (ii) delivery to the Company of a verified statement executed under penalty of perjury by such licensed broker-dealer making the representations and warranties and covenants set forth in Section 3 and
Section 6 of this Agreement. Except as set forth in this Section 4.5, the Placement Agent shall not appoint or employ any person or entity as its agent or utilize the services of any other broker or dealer to participate in the Offering as a soliciting or participating broker or dealer or otherwise. Any broker-dealer appointed or employed by the Placement Agent shall be appointed or employed solely at the expense of the Placement Agent. The Company shall have no liability to such persons, and the Placement Agent shall indemnify and hold the Company harmless therefrom. Subject to the limitations in the preceding sentence and any Legal Requirement, the Placement Agent may assign any portion of its commission payable under this Agreement to any agent, broker, or dealer (to the extent allowed by the Legal Requirements) by providing the Company with written notice of assignment stating the portion of the commission to be paid and the name, address, phone number and tax identification number of the party to whom the assignment is made.

                  4.6 DELIVERY; CLOSING. The Company agrees to issue or have the Shares issued in definitive form, and in such authorized denominations and recorded in such names as the Placement Agent may reasonably request, and to deliver or have the Shares delivered to the Placement Agent as soon as reasonably practicable after the receipt by the Company of the proceeds from such sale of Shares and all applicable completed Subscription Documents. For the purposes of this Agreement, the receipt by the Company of the proceeds from a sale of Shares in the Offering and all applicable completed Subscription Documents shall be a "CLOSING DATE." The Offering shall be closed upon the termination of the Offering or upon the Offering

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being fully-subscribed and the Company's receipt of all proceeds from the sale of Shares in the Offering and all applicable completed Subscription Documents (the "CLOSING").

         5.  COVENANTS OF THE COMPANY. The Company agrees with the Placement
Agent:

             5.1 PREPARATION OF MEMORANDUM. To advise the Placement Agent, promptly after the Company receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Memorandum, of the suspension of the qualification of the Shares for offer or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Memorandum or for additional information.

             5.2 DELIVERY OF MEMORANDUM. To furnish the Placement Agent with copies of the Memorandum in such quantities as the Placement Agent may reasonably request, and, if at any time any event shall have occurred as a result of which the Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Memorandum in order to comply with the 1933 Act, to notify the Placement Agent and upon the Placement Agent's request to prepare and furnish without charge to the Placement Agent as many copies as the Placement Agent may from time to time reasonably request of an amended Memorandum or a supplement to the Memorandum which will correct such statement or omission or effect such compliance.

             5.3 AMENDMENTS OR SUPPLEMENTS TO MEMORANDUM. From the effective date of the Memorandum and until the Termination Date, and except as contemplated in the Memorandum, the Company shall promptly prepare a supplement to the Memorandum advising the Placement Agent of any of the following events, if they occur: If the Company incurs any material liabilities or obligations, direct or contingent, not in the ordinary course of its business, or if the Company enters into any material transaction, not in the ordinary course of its business, or sustains any loss or damage to its properties, whether or not insured, which would be material and adverse to the business of the Company; or if there occurs any material adverse change in the capital stock or debt of the Company, or any material adverse change (whether or not in the ordinary course of business) in the condition, financial or otherwise, or earnings, affairs, or business of the Company. From the effective date of the Memorandum and until the Termination Date, the Company shall not declare any dividends or distributions in respect of its capital stock or change its Articles of Incorporation or bylaws in any way that materially and adversely affects the Shares.

         6. ADDITIONAL COVENANTS OF THE PLACEMENT AGENT. The Placement Agent agrees with the Company:

             6.1 NO INCONSISTENT INFORMATION TO OFFEREES. Neither the Placement Agent nor any Affiliate shall provide any information or make any representations to the Offerees other

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than such information and representations as are either contained in the
Memorandum or are not inconsistent with information set forth in the Memorandum.

             6.2 INFORM THE COMPANY AS TO INACCURATE INFORMATION IN MEMORANDUM. In the event the Placement Agent or any Affiliate learns of any circumstances or facts which it believes would make the Memorandum inaccurate or misleading as to any material fact, the Placement Agent or such Affiliate shall immediately bring such circumstances or facts to the attention of the Company.

             6.3 FURNISH MEMORANDA; REJECTION OF SUBSCRIPTION; TERMINATE OFFERING. A reasonable time prior to each applicable Closing Date, the Placement Agent will furnish to each Offeree a copy of the Memorandum, including each supplement, attachment or amendment thereto, together with a subscription agreement and a suitability questionnaire in a form acceptable to the Company (collectively, the "SUBSCRIPTION DOCUMENTS"). Notwithstanding the foregoing, the delivery of the Memorandum shall not constitute an offer to sell the Shares to any person. Such sale may be made only upon acceptance by the Company of a Subscriber's subscription, after a determination that the Subscriber satisfies all of the applicable requirements. The Company may, in its sole discretion, reject any subscription for the Shares presented to it by the Placement Agent with such objection, if any, occurring within 30 days of receipt by the Company. The Company may, in its sole discretion, terminate the Offering at any time upon 30 days written notice to the Placement Agent.

             6.4 REG D COMPLIANCE. The Placement Agent will use its reasonable efforts to determine whether a Subscriber is an Accredited Investor and/or a Qualified Investor. The Placement Agent will offer the Shares only in compliance with Reg D and the corresponding state statutes and regulations, and shall conduct the Offering in full compliance with all applicable Legal Requirements.

             6.5 BLUE SKY COMPLIANCE. The Placement Agent will solicit purchasers of the Shares only in those jurisdictions where such solicitation could and can be made and in which it is so qualified to act and will conduct the Offering in such jurisdictions in full compliance with all applicable Legal Requirements.

             6.6 SUBSCRIPTION DOCUMENTS. The Placement Agent shall require that each potential investor fill out a suitability questionnaire in a form acceptable to the Company. Promptly, after its receipt of same, the Placement Agent will (i) furnish to the Company copies of all Subscription Documents completed by the Subscribers, as well as copies of any and all correspondence between the Placement Agent and the Subscribers, and (ii) identify in writing to the Company, separate from any information contained in a suitability questionnaire, any Subscriber whom the Placement Agent has determined not to be an Accredited Investor. Upon written request, the Placement Agent shall promptly furnish the Company with a complete and accurate list of all persons to whom Shares have been offered or sold.

         7. COSTS AND EXPENSES. The Company covenants and agrees with the Placement Agent that the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the Offering and all

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other expenses in connection with the preparation and printing of the
Memorandum and amendments and supplements thereto and the mailing and delivering of copies thereof to the Placement Agent; (ii) the cost of printing or producing this Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Placement Agent in connection with such qualification and in connection with the Blue Sky survey; (iv) the cost of preparing Share certificates; (ii) the cost and charges of any transfer agent or registrar; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 7 and in Section 9 of this Agreement, the Placement Agent will pay all of its own costs and expenses.

         8.  CONDITIONS TO CLOSING.

             8.1 CONDITIONS TO THE PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder as to the Shares to be delivered at each Closing Date shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Closing Date, true and correct, and the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed.

                  8.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company hereunder as to the Shares to be delivered at each Closing Date, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Placement Agent herein are, at and as of such Closing Date, true and correct, the condition that the Placement Agent shall have performed all of its obligations hereunder theretofore to be performed, and the Placement Agent, its Affiliates, and all other persons appointed or employed by the Placement Agent to offer and sell the Shares or any portion thereof, will continue to be duly registered as a member in good standing of the NASD and as a broker-dealer in states required for the Offering.

         9.  INDEMNIFICATION.

             9.1 INDEMNIFICATION OF THE PLACEMENT AGENT. The Company will indemnify and hold harmless the Placement Agent against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in this Agreement, the Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Placement Agent for any legal or other expenses reasonably incurred by the Placement Agent in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent

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that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein.

             9.2 INDEMNIFICATION OF THE COMPANY. The Placement Agent will indemnify and hold harmless the Company and its Affiliates against any losses, claims, damages or liabilities to which the Company or its Affiliates may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in this Agreement, the Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

             9.3 PROCEDURES. Promptly after receipt by an indemnified party under Sections 9.1 or 9.2 above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

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             9.4  NO LIMITATIONS. The obligations of the Company under this
Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Placement Agent within the meaning of the 1933 Act; and the obligations of the Placement Agent under this Section 9 shall be in addition to any liability which the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, or other Affiliate of the Company (including any person who, with his or her consent, is named in the Memorandum as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the 1933 Act.

             9.5 RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE. The right to indemnification, payment of damages or other remedy based on representations, warranties, covenants, and obligations in this Agreement, the Memorandum or any amendment or supplement thereto will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages or other remedy based on such representation, warranties, covenants, and obligations.

         10. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or any controlling person of the Placement Agent, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         11. FAILURE TO DELIVER SHARES. If any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Placement Agent for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Placement Agent in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to the Placement Agent except as provided in Sections 7 and 9 hereof.

         12. TERMINATION AND EFFECT OF TERMINATION. This Agreement may be terminated by either party by giving the other party thirty (30) days written notice. If this Agreement is terminated pursuant to Section 4 or this Section 12 hereof, the Company shall then be under no liability to the Placement Agent except for the payment of commissions as provided in Section 4.4, expenses as provided in Section 7, and the indemnities provided for in
Section 9 hereof. Upon termination hereof, the Placement Agent shall immediately cease and desist in all selling efforts relating to the Shares.

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         13.  NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Placement Agent shall be delivered or sent by mail, telex or facsimile transmission to you as the representative at the address set forth at the head of this Agreement; and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Memorandum, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. BINDING EFFECT. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares shall be deemed a successor or assign by reason merely of such purchase.

         15. ARBITRATION. Any and all claims or disputes arising out of or under this Agreement shall be determined and settled by arbitration to be conducted in San Francisco, California, by and under the auspices of the American Arbitration Association. The award of the arbitrators may be entered as a judgement in accordance with California law.

         16. TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         18. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties hereto.

         19. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provisio of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

         20. WAIVER. No term or condition of this Agreement shall be considered as waived unless reduced in writing and duly executed by the waiving party. Any waiver of either party of a breach of any term or condition of this Agreement shall not be considered as a waiver of any subsequent breach of such term or condition of this Agreement or any other term or condition hereof.

         21. COUNTERPARTS. This Agreement may be executed by one or more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

                     [The next page is the signature page.]



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         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and, upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Placement Agent and the Company.

                                          Very truly yours,

                                          TELEGEN CORPORATION

                                          By:  /s/ JESSICA L STEVENS
                                               ----------------------------
                                               Jessica L. Stevens
                                               Chief Executive Officer

Accepted as of the date hereof:

PACIFIC WEST SECURITIES, INC.

By:  /s/ LORRETTA ELDERKIN
     ---------------------------------
     Lorretta Elderkin
     President



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